Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio (TICKER FCSPX)

Federated High Yield Strategy Portfolio (TICKER FHYSX)

Federated International Bond Strategy Portfolio (TICKER FIBPX)

Federated Mortgage Strategy Portfolio (TICKER FMBPX)

SUPPLEMENT TO PROSPECTUSES DATED january 28, 2011 and February 28, 2011

Under the heading entitled, “How to Purchase Shares,” please delete the last paragraph in its entirety and replace it with the following:

“You will receive the next calculated NAV if your payment is received by the prescribed trade settlement date (typically within one to three business days) to the Transfer Agent. You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent. The Fund reserves the right to reject any request to purchase Shares.”

April 26, 2011

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450830 (4/11)